Exhibit 10.1

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY SELECTED BY THE HOLDER), IN A GENERALLY REASONABLE ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

FORM OF ORIGINAL ISSUE DISCOUNT CONVERTIBLE PROMISSORY NOTE

Principal Amount: US$75,000	Issue Date: February 17, 2011
Purchase Price (Proceeds Received By Company): US$50,000

CLEAR-LITE HOLDINGS, INC., a Nevada corporation (the “Company”), for value received, promises to pay, subject to the terms and conditions of this Original Issue Discount Convertible Promissory Note (the “Note”), to [________] (the “Holder”), the principal sum of SEVENTY FIVE THOUSAND UNITED STATES DOLLARS (US$75,000) (the “Loan”), unless converted pursuant to the terms hereof.  The Note shall not incur or accrue any interest and shall be paid or converted, at the sole option of the Company, on February 17, 2013 (the “Maturity Date”), unless converted prior to the Maturity Date pursuant to the terms hereof.

1.    Payments.

1.1. Subject to the optional conversion of this Note into Shares (as defined and provided for in Section 2 hereof) pursuant to Section 2.1 hereof, the amount of this Note shall be payable in full or converted, at the sole option of the Company, on the Maturity Date.

1.2. If the Company chooses, in its sole and absolute discretion, to pay this Note on the Maturity Date, payment shall be made to Holder in lawful money of the United States of America via delivery by the Company of a check in the proper amount to Holder on the Maturity Date or otherwise transferring funds for receipt by Holder on the Maturity Date.

1.3. If payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, the Maturity Date shall be extended to the next succeeding business day.

2.    Conversion Right.

2.1  After six (6) months of the issuance date of this Note and prior to the Maturity Date, both the Company and Holder have the option to convert this Note (in whole or in part) into unregistered, fully paid and nonassessable shares of common stock (“Shares”) of the Company at the Conversion Price (as defined and provided for in Section 2.2 hereof) by providing thirty (30) days’ prior written notice to the other party (substantially in the form of Exhibit A attached hereto, the “Notice of Conversion”; the date of due execution and delivery of the Notice of Conversion to the other party, the “Conversion Date”).

2.2  For purposes of this Note, the conversion price for the Shares (the “Conversion Price”) shall be the average closing price of the Shares on the five (5) trading days immediately preceding the Conversion Date; provided, however, that the Conversion Price shall be adjusted (as determined in good faith by the Board of Directors of the Company) to give appropriate effect to the occurrence prior to the Conversion Date of any stock split or combination of Shares, reclassification of Shares or capital reorganization of the Company.  The number of Shares issuable upon conversion of this Note shall be determined by dividing the principal amount of the Note (or converted portion thereof) by the Conversion Price, rounding any fractional result down to the nearest whole share.  .

2.3  Within thirty (30) days of the Conversion Date, the Holder shall surrender this Note at the principal office of the Company, together with written instructions that shall state such Holder's name or the names of the nominee(s) in which such Holder wishes the certificate or certificates for the Shares to be issued.    The Company shall, upon receipt of the Note, cause to be delivered to Holder (or to Holder's nominee(s) if so instructed in writing) certificates in the name of the Holder or Holder’s nominee representing the number of Shares into which the Note (or converted portion thereof) shall be converted in accordance with the provisions hereof. Holder shall not have any rights whatsoever to the Shares and shall not be entitled to vote such Shares or to receive any dividends, merger consideration, stock splits or the like until due receipt of the Shares.

3.     Cancellation of Note.

Upon payment in full of the Loan or the receipt by Holder of the Shares upon full conversion of the Note, the Company's obligations in respect of payment of this Note shall terminate and Holder shall surrender this Note to the Company marked “CANCELLED”.  In the event that the Company or the Holder opts to convert a portion of the Note, the Company shall issue to the Holder, upon receipt by the Company of the Note, an additional promissory note in favor of the Holder, substantially in the form hereof, in the principal amount of the uncoverted portion of the Note.

4.     Events of Default.  In the event the Company:

(i) defaults for more than ten (10) business days in making the payment of principal required to be made on this Note; or

(ii) commences any case, proceeding or other action (x) relating to bankruptcy, insolvency or relief of debtors, seeking to have an order for relief entered with respect to the Company, or seeking to adjudicate it a bankrupt or insolventor (y) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or shall make a general assignment for the benefit of its creditor; or

(iii) is the debtor named in any other case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment that remains undismissed, undischarged or unbonded for a period of one hundred eighty (180) days, (B) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the facts set forth in clause (i) or (ii) above, or (C) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

then, and in any occurrence and continuation of such event (an “Event of Default”), Holder of this Note may, by written notice to the Company, declare this Note either (i) due and payable, whereupon this Note shall be due and payable or (ii) convertible at the Conversion Price.

5.     Investment Representation.

Holder hereby acknowledges that this Note has not been and will not be registered and any Shares to be issued upon conversion of this Note have not been registered under the Securities Act of 1933, as amended (the “Act”), on the ground that the issuance of this Note is exempt from registration under Section 4(2) of the Act as not involving any public offering; and that the Company's reliance on the Section 4(2) exemption of the Act is predicated in part on the representations hereby made to the Company by Holder that it is acquiring the Note for investment for its own account, with no intention of dividing its participation with others or otherwise distributing the same.

6.    Miscellaneous.

6.1  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and of a letter of indemnity reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incident thereto, and upon surrender or cancellation of the Note, if mutilated, the Company will make and deliver a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.

6.2  This Note and the rights and obligations of the Company and Holder shall be construed in accordance with and be governed by the laws of the State of New York, without regard to its principles of conflict of interest, and shall be subject to arbitration pursuant to the rule of the American Arbitration Association.

6.3  If any provisions of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

6.4  Neither any provision of this Note nor any performance hereunder may be waived orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver or discharge is sought.

6.5  This Note may not be transferred, sold, pledged, hypothecated, used as security, or otherwise granted to any third party without the express written consent of the parties hereto.

6.6  This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

“THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY SELECTED BY THE HOLDER), IN A GENERALLY REASONABLE ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

6.7  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or by nationally recognized overnight courier, or sent via facsimile to the address or facsimile number provided to the other party in writing.  All such notices and other written communications shall be effective:  (a) if mailed, five (5) calendar days after mailing; (b) if delivered, upon delivery; and (c) if sent via facsimile, upon confirmation of receipt.

[ signature page follows ]

IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

By:
Name:
Title:

Exhibit A

FORM OF

NOTICE OF CONVERSION

(To be executed by the Company or the Holder in order to convert the Note)

The undersigned hereby irrevocably elects to convert [$ ________________] of the principal amount of the Original Issue Discount Convertible Promissory Note, dated February 17, 2011, issued by Clear-Lite Holdings, Inc. (the “Company”) in favor of [______________________], into shares of common stock of the Company according to the conditions thereof.

[CLEAR-LITE HOLDINGS, INC.] / [______________________]

By: ___________________________                                                                                     Date: ______________________
Name:
Title: